                                                                   Exhibit 99.15

                                 RULE 18f-3 PLAN
                            SAFECO COMMON STOCK TRUST

                                    EXHIBIT A

This Multiple Class Plan pursuant to Rule 18f-3 applies to the following classes of the following Funds:

     1.   Safeco Growth Opportunities Fund
               Investor Class
               Advisor Class A
               Advisor Class B
               Advisor Class C

     2.   Safeco Core Equity Fund
               Investor Class
               Advisor Class A
               Advisor Class B
               Advisor Class C

     3.   Safeco Large-Cap Value Fund
               Investor Class
               Advisor Class A
               Advisor Class B
               Advisor Class C

     4.   Safeco Multi-Cap Core Fund
               Investor Class
               Advisor Class A
               Advisor Class B
               Advisor Class C

     5.   Safeco International Stock Fund
               Investor Class
               Institutional Class
               Advisor Class A
               Advisor Class B
               Advisor Class C

     6.   Safeco Balanced Fund
               Investor Class
               Advisor Class A
               Advisor Class B
               Advisor Class C

     7.   Safeco Small-Cap Value Fund
               Investor Class
               Advisor Class A
               Advisor Class B
               Advisor Class C

     8.   Safeco Large-Cap Growth Fund
               Investor Class
               Advisor Class A
               Advisor Class B
               Advisor Class C

As of October 1, 2003